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                                                                EXHIBIT 10(g)(2)


                                 FIRST AMENDMENT
                                     TO THE
                         QUAKER OATS COMPANY STOCK PLAN
                              FOR OUTSIDE DIRECTORS

         WHEREAS, The Quaker Oats Company Stock Plan For Outside Directors (the "Plan"), was established by The Quaker Oats Company (the "Company") for the benefit of the eligible nonemployee members of the Board of Directors; and

         WHEREAS, amendment of the Plan is desirable to eliminate the cancellation and payment of cash in connection with any change in control transaction which would preclude pooling of interests accounting, if such treatment would otherwise apply to the transaction, but otherwise retain the full effect and benefit of the plan provisions, including the elimination of further service requirements as a condition of the options or restricted stock;

         NOW, THEREFORE, pursuant to the authority delegated to the undersigned by resolution of the Board of Directors of the Company, the Plan is hereby amended as of the 21st day of November, 2000, by adding the following sentence to the end of section 6.1:

         Notwithstanding any other provision of the Plan, Options outstanding on the date of a Change in Control which is intended to qualify as a pooling of interests transaction shall not be subject to any additional service requirement as a condition of exercise but shall not otherwise be subject to the foregoing provisions of this Section 6.1.

         IN WITNESS WHEREOF, this Amendment is executed below by a duly authorized officer of the Company.


                                                The Quaker Oats Company

                                                By: /s/ Robert S. Morrison
                                                   -----------------------------
                                                Its: Chairman, President, and
                                                     ---------------------------
                                                     Chief Executive Officer
                                                     ---------------------------